UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-7056

Nuveen Select Maturities Municipal Fund
(Exact name of registrant as specified in charter)

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Kevin J. McCarthy
Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606
(Name and address of agent for service)

Registrant's telephone number, including area code: (312) 917-7700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

NUVEEN
Investments

Closed-End Funds

Nuveen Investments
Municipal Closed-End Funds

It's not what you earn, it's what you keep.®

Semi-Annual Report
September 30, 2012

Nuveen Select Maturities Municipal Fund
NIM

September

LIFE IS COMPLEX.

Nuveen makes things e-simple.

It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready. No more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

Free e-Reports right to your e-mail!

www.investordelivery.com
If you receive your Nuveen Fund distributions and statements from your financial advisor or brokerage account.

OR

www.nuveen.com/accountaccess
If you receive your Nuveen Fund distributions and statements directly from Nuveen.

Table of Contents

Chairman’s Letter to Shareholders	4

Portfolio Manager’s Comments	5

Other Information	8

Dividend and Share Price Information	9

Performance Overview	10

Shareholder Meeting Report	11

Portfolio of Investments	12

Statement of Assets and Liabilities	22

Statement of Operations	23

Statement of Changes in Net Assets	24

Financial Highlights	26

Notes to Financial Statements	28

Annual Investment Management Agreement Approval Process	34

Reinvest Automatically, Easily and Conveniently	43

Glossary of Terms Used in this Report	45

Additional Fund Information	47

Chairman’s
Letter to Shareholders

Dear Shareholders,

Investors have many reasons to remain cautious. The challenges in the Euro area continue to cast a shadow over global economies and financial markets. The political support for addressing fiscal issues is eroding as the economic and social impacts become more visible. Despite strong action by the European Central Bank, member nations appear unwilling to surrender sufficient sovereignty to unify the Euro area financial system or strengthen its banks. The gains made in reducing deficits, and the hard-won progress on winning popular acceptance of the need for economic austerity, are at risk. To their credit, European political leaders press on to find compromise solutions, but there is increasing concern that time is running out.

In the U.S., the extended period of increasing corporate earnings that enabled the equity markets to withstand the downward pressures coming from weakening job creation and slower economic growth appears to be coming to an end. The Fed remains committed to low interest rates and announced a third phase of quantitative easing (QE3) scheduled to continue until mid-2015. The recent election results have removed a major element of uncertainty in the U.S. political picture, but it remains to be seen whether the outcome will reduce the highly partisan atmosphere in Congress and enable progress on the many pressing fiscal and budgetary issues that must be resolved in the coming months.

During the last twelve months, U.S. investors have experienced a solid recovery in the domestic equity markets with increasing volatility as the ‘fiscal cliff’ approaches. The experienced investment teams at Nuveen keep their eye on a longer time horizon and use their practiced investment disciplines to negotiate through market peaks and valleys to achieve long-term goals for investors. Experienced professionals pursue investments that will weather short-term volatility and at the same time, seek opportunities that are created by markets that overreact to negative developments. Monitoring this process is an important consideration for the Fund Board as it oversees your Nuveen Fund on your behalf.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner
Chairman of the Board
November 21, 2012

4	Nuveen Investments

Portfolio Manager’s Comments

Nuveen Select Maturities Municipal Fund (NIM)

Portfolio manager Paul Brennan reviews key investment strategies and the six-month performance of the Nuveen Select Maturities Municipal Fund.

What key strategies were used to manage NIM during the six-month reporting period ended September 30, 2012?

During this reporting period, municipal bond prices generally rallied, as strong demand and tight supply combined to create favorable market conditions for municipal bonds. Although the total volume of tax-exempt supply improved over that of the same six-month period a year earlier, the issuance pattern remained light compared with long-term historical trends, and new money issuance was relatively flat. This supply/demand dynamic served as a key driver of performance. Concurrent with rising prices, yields continued to decline across most maturities, especially at the longer end of the municipal yield curve, and the curve flattened. During this period, we saw an increased number of borrowers come to market seeking to take advantage of the low rate environment through refunding activity, with approximately 60% of new municipal paper issued by borrowers that were calling existing debt and refinancing at lower rates.

In this environment, we continued to take a bottom-up approach to discovering sectors that appeared undervalued as well as individual credits that had the potential to perform well over the long term. In general, we were focused on areas of the market where NIM already had good allocations. During this period, the Fund found value in several sectors, including tax-backed bonds and health care. We believed that the tax-backed sector continued to offer opportunities to find resilient credits that provide funding for essential services projects and are supported by a strong revenue stream of taxes or fees. One example of a tax-backed credit we added during this period was unemployment obligation assessment revenue bonds issued in June 2012 by the Michigan Finance Authority as a successor to short term financing completed in December 2011. The new bonds, which were rated AAA by all three national rating agencies, were part of a $3 billion issue backed by a special tax on employers, with the proceeds used to eliminate the debt incurred when Michigan borrowed money from the federal government to pay unemployment benefits beginning in 2007.

The health care sector also offered attractive opportunities to increase NIM’s exposure to this market segment, which was slightly on the light side. During this period, we added several hospital names, ranging in credit quality from AA to BBB, in the primary and secondary markets, including Kaiser in California, Children’s Medical Center in Dallas and Phoenix Children’s Hospital in Arizona. These purchases tended to have

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio manager as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

Nuveen Investments	5

longer maturities due to the fact that most of these bonds provided financing for brick and mortar projects. The longer maturities enabled us to take advantage of more attractive yields at the longer end of the municipal yield curve and also supplied some protection for NIM’s duration and yield curve positioning.

During this period, we also continued to manage NIM’s duration in line with the Fund’s intermediate maturity mandate. (In keeping with its investment parameters, NIM maintains an average effective maturity of 12 years or less for its portfolio holdings.) Overall, we believed that NIM was relatively well positioned and we did not make any broad changes in duration or maturity.

Cash for new purchases during this period was generated primarily by the proceeds from a significant number of bond calls resulting from the growth in refinancings. During this period, we actively worked to redeploy these proceeds as well as those from maturing bonds to keep NIM as fully invested as possible. Overall, selling was minimal because the bonds in our portfolios generally offered higher yields than those available in the current marketplace.

How did the Fund perform?

Results for NIM, as well as relevant index information, are presented in the accompanying table.

Average Annual Total Returns on Net Asset Value* For periods ended 9/30/12

	6-Month	1-Year	5-Year	10-Year
NIM	3.75%	7.10%	5.22%	4.58%

S&P Intermediate Municipal Bond Index**	3.82%	6.62%	6.24%	5.05%
S&P Municipal Bond Index**	4.50%	8.83%	5.84%	5.13%

For the six months ended September 30, 2012, NIM’s cumulative return on net asset value (NAV) performed in line with the S&P Intermediate Municipal Bond Index and underperformed the S&P Municipal Bond Index.

Key management factors that influenced the Fund’s return for this period included duration and yield curve positioning, credit exposure and sector allocation.

In an environment of declining rates and flattening yield curve, municipal bonds with longer maturities generally outperformed those with shorter maturities during this period. Overall, credits at the longest end of the municipal yield curve posted the strongest returns, while bonds at the shortest end produced the weakest results. NIM generally benefited from its intermediate-term focus, as the majority of the drop in municipal interest rates occurred in maturities of five years or longer. On the whole,

Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares.

For additional information, see the Performance Overview page in this report.

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions. Indexes are not available for direct investment.

6	Nuveen Investments

however, NIM’s duration and yield curve positioning modestly detracted from its performance for this period. The Fund’s duration was slightly shorter than its target, due in part to its overexposure to bonds at the short end of the yield curve, which hurt the Fund as the market rallied. We continued to hold these shorter bonds in our portfolio because of the higher levels of income they produced. NIM also was overweight in zero coupon bonds, which benefited the Fund during this period as these bonds generally outperformed the market due to their longer durations.

Credit exposure was another important factor in performance during these six months, as lower quality bonds generally outperformed higher quality bonds. This outperformance was due in part to the greater demand for lower rated bonds as investors looked for investment vehicles offering higher yields. As investors became more comfortable taking on additional investment risk, credit spreads or the difference in yield spreads between U.S. Treasury securities and comparable investments such as municipal bonds, narrowed through a variety of rating categories. As a result of this spread compression, NIM generally benefited from its holdings of lower rated credits, with good weightings of bonds rated A and BBB and a correspondingly smaller weighting in the segment of the market rated AAA that underperformed.

During this period, revenue bonds as a whole outperformed the general municipal market. Holdings that generally made positive contributions to NIM’s return included health care (together with hospitals), education, transportation, and water and sewer bonds. In particular, NIM had a strong contribution from its health care exposure. Tobacco credits backed by the 1998 master tobacco settlement agreement also performed extremely well, helped in part by their longer effective durations. These bonds also benefited from market developments, including increased demand for higher yielding investments by investors who had become less risk averse. In addition, based on recent data showing that cigarette sales had fallen less steeply than anticipated, the 46 states participating in the agreement stand to receive increased payments from the tobacco companies. As of September 30, 2012, NIM held tobacco credits, which benefited the Fund’s performance as tobacco bonds rallied.

In contrast, pre-refunded bonds, which are often backed by U.S. Treasury securities, were the poorest performing market segment during this period. The underperformance of these bonds can be attributed primarily to their shorter effective maturities and higher credit quality. As of September 30, 2012, NIM was overweight in pre-refunded bonds relative to the market average, which detracted from its investment performance. General obligation (GO) bonds and utilities and housing credits slightly lagged the performance of the general municipal market for this period. Although GOs generally tended to trail the market during this period, NIM’s holdings of bonds issued by the states of California and Illinois performed well for the Fund, benefiting from the spread compression discussed earlier.

Nuveen Investments	7

Other Information

RISK CONSIDERATIONS

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation. Past performance is no guarantee of future results. Fund common shares are subject to a variety of risks, including:

Investment and Market Risk. An investment in common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. Your investment in common shares represents an indirect investment in the municipal securities owned by the Fund, which generally trade in the over-the-counter markets. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Price Risk. Shares of closed-end investment companies like this Fund frequently trade at a discount to their NAV. Your common shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

Tax Risk. The tax treatment of Fund distributions may be affected by new IRS interpretations of the Internal Revenue Code and future changes in tax laws and regulations.

Issuer Credit Risk. This is the risk that a security in a Fund’s portfolio will fail to make dividend or interest payments when due.

Interest Rate Risk. Fixed-income securities such as bonds, preferred, convertible and other debt securities will decline in value if market interest rates rise.

Reinvestment Risk. If market interest rates decline, income earned from a Fund’s portfolio may be reinvested at rates below that of the original bond that generated the income.

Call Risk or Prepayment Risk. Issuers may exercise their option to prepay principal earlier than scheduled, forcing a Fund to reinvest in lower-yielding securities.

8	Nuveen Investments

Dividend and Share Price Information

DIVIDEND INFORMATION

During the six-month reporting period ended September 30, 2012, the dividend for NIM remained stable.

NIM seeks to pay stable dividends at rates that reflect the Fund’s past results and projected future performance. During certain periods, NIM may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If a Fund has cumulatively earned more than it has paid in dividends, it holds the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if a Fund has cumulatively paid dividends in excess of its earnings, the excess constitutes negative UNII that is likewise reflected in the Fund’s NAV. NIM will, over time, pay all of its net investment income as dividends to shareholders. As of September 30, 2012, NIM had a positive UNII balance, based upon our best estimate, for tax purposes and a positive UNII balance for financial reporting purposes.

SHARE REPURCHASES AND PRICE INFORMATION

Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

As of September 30, 2012 and during the six-month reporting period, the share price of NIM was trading at a premium of +5.26% to its NAV. The Fund’s average premium over the entire six-month reporting period was +1.43%.

Nuveen Investments	9

NIM	Nuveen Select
Performance	Maturities
OVERVIEW	Municipal Fund
as of September 30, 2012

Fund Snapshot
Share Price		$11.21
Net Asset Value (NAV)		$10.65
Premium/(Discount) to NAV		5.26%
Market Yield		3.37%
Taxable-Equivalent Yield1		4.68%
Net Assets ($000)		$132,428

Average Annual Total Returns
(Inception 9/18/92)
	On Share Price	On NAV
6-Month (Cumulative)	11.53%	3.75%
1-Year	10.89%	7.10%
5-Year	7.90%	5.22%
10-Year	5.66%	4.58%

States3
(as a % of total investments)
Illinois		13.2%
Texas		9.5%
New York		8.1%
Florida		7.7%
Pennsylvania		6.9%
Colorado		6.1%
South Carolina		5.2%
California		4.1%
New Jersey		3.8%
Arizona		3.0%
Arkansas		2.7%
Missouri		2.3%
Nevada		1.8%
Michigan		1.8%
Ohio		1.8%
Washington		1.6%
Louisiana		1.6%
North Carolina		1.5%
Indiana		1.4%
Wisconsin		1.4%
Other		14.5%

Portfolio Composition3
(as a % of total investments)
Tax Obligation/Limited		25.9%
Utilities		15.4%
Transportation		10.9%
Tax Obligation/General		10.8%
Health Care		10.7%
U.S. Guaranteed		10.5%
Consumer Staples		5.7%
Other		10.1%

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this Fund’s Performance Overview page.
1
Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis. It is based on an income tax rate of 28%. When comparing this Fund to investments that generate qualified dividend income, the Taxable-Equivalent Yield is lower.

2
Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by these national rating agencies.

3	Holdings are subject to change.

10	Nuveen Investments

NIM	Shareholder Meeting Report

The annual meeting of shareholders was held on July 31, 2012 in the Lobby Conference Room, 333 West Wacker Drive, Chicago, IL 60606; at this meeting the shareholders were asked to vote on the election of Board Members.

Common
shares
Approval of the Board Members was reached as follows:
Robert P. Bremner
For	11,300,306
Withhold	257,835
Total	11,558,141
Jack B. Evans
For	11,364,545
Withhold	193,596
Total	11,558,141
William J. Schneider
For	11,317,015
Withhold	241,126
Total	11,558,141

Nuveen Investments	11

Nuveen Select Maturities Municipal Fund
NIM	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Alabama – 0.1%
$180	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2	$182,225
	Alaska – 0.1%
155	Alaska State, Sport Fishing Revenue Bonds, Series 2011, 5.000%, 4/01/21	4/20 at 100.00	A1	183,743
	Arizona – 3.0%
	Arizona Health Facilities Authority, Hospital System Revenue Bonds, Phoenix Children’s Hospital, Refunding Series 2012A:
60	5.000%, 2/01/20	No Opt. Call	BBB+	68,476
290	5.000%, 2/01/27	2/22 at 100.00	BBB+	315,566
	Arizona Sports and Tourism Authority, Senior Revenue Refunding Bonds, Multipurpose Stadium Facility Project, Series 2012A:
425	5.000%, 7/01/25	7/22 at 100.00	A1	497,407
685	5.000%, 7/01/26	7/22 at 100.00	A1	799,491
685	5.000%, 7/01/27	7/22 at 100.00	A1	794,155
	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc. Prepay Contract Obligations, Series 2007:
100	5.000%, 12/01/17	No Opt. Call	A–	112,653
85	5.250%, 12/01/19	No Opt. Call	A–	96,445
35	5.000%, 12/01/32	No Opt. Call	A–	38,333
380	5.000%, 12/01/37	No Opt. Call	A–	418,110
750	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/13 at 100.00	A–	757,538
3,495	Total Arizona			3,898,174
	Arkansas – 2.6%
1,500	Jefferson County, Arkansas, Pollution Control Revenue Bonds, Entergy Arkansas Inc. Project, Series 2006, 4.600%, 10/01/17	11/12 at 100.00	A–	1,503,285
1,000	Jonesboro, Arkansas, Industrial Development Revenue Bonds, Anheuser Busch Inc. Project, Series 2002, 4.600%, 11/15/12	No Opt. Call	A	1,005,800
880	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured	No Opt. Call	BBB	963,670
3,380	Total Arkansas			3,472,755
	California – 4.1%
470	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A+	511,022
125	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2008A, 1.450%, 8/15/33 (Mandatory put 3/15/17)	No Opt. Call	AA	127,306
160	California Health Facilities Financing Authority, Revenue Bonds, Lucile Salter Packard Children’s Hospital, Series 2012C, 1.450%, 8/15/23 (Mandatory put 3/15/17)	No Opt. Call	AA	162,952
500	California State, General Obligation Bonds, Various Purpose Series 2010, 5.500%, 3/01/40	3/20 at 100.00	A1	580,650
135	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009E-1, 5.000%, 4/01/44 (Mandatory put 5/01/17)	No Opt. Call	A+	156,859
1,000	Ceres Unified School District, Stanislaus County, California, General Obligation Bonds, Series 2002B, 0.000%, 8/01/31 – FGIC Insured	11/12 at 33.48	A+	332,010
340	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BB–	297,925
365	Lake Elsinore Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 90-2, Series 2007A, 4.500%, 10/01/24	10/17 at 100.00	AA–	382,265
	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
250	5.000%, 9/01/21 – AMBAC Insured	9/16 at 100.00	AAA	276,955
250	5.000%, 9/01/22 – AMBAC Insured	9/16 at 100.00	AAA	274,915
500	5.000%, 9/01/23 – AMBAC Insured	9/16 at 100.00	AAA	548,250

12	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	California (continued)
$2,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/25 – AGC Insured	No Opt. Call	AA–	$1,160,760
2,000	San Diego Community College District, California, General Obligation Bonds, Refunding Series 2011, 0.000%, 8/01/37	No Opt. Call	AA+	616,340
8,095	Total California			5,428,209
	Colorado – 6.0%
2,895	Centennial Downs Metropolitan District, Colorado, General Obligation Bonds, Series 1999, 5.000%, 12/01/20 – AMBAC Insured	12/14 at 100.00	N/R	3,011,753
1,175	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2003, 4.500%, 12/01/18 – SYNCORA GTY Insured	12/13 at 100.00	A	1,202,378
120	Colorado Housing Finance Authority, Single Family Program Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative Minimum Tax)	4/13 at 104.00	AA	124,685
1,465	Denver West Metropolitan District, Colorado, General Obligation Refunding and Improvement Bonds, Series 2003, 4.500%, 12/01/18 (Pre-refunded 12/01/13) – RAAI Insured	12/13 at 100.00	A– (4)	1,538,089
1,500	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	BBB	1,546,860
1,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	BBB	269,630
200	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	232,294
8,355	Total Colorado			7,925,689
	Connecticut – 1.3%
	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
185	5.500%, 1/01/14 (Alternative Minimum Tax)	1/13 at 100.00	BBB	185,696
1,570	5.500%, 1/01/15 (Alternative Minimum Tax)	11/12 at 100.00	BBB	1,575,354
1,755	Total Connecticut			1,761,050
	Florida – 7.6%
65	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.375%, 6/01/16	No Opt. Call	A+	73,962
160	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+	183,819
	City of Tampa, Florida, Refunding and Capital Improvement Cigarette Tax Allocation Bonds, H. Lee Moffitt Cancer Center Project, Series 2012A:
50	5.000%, 9/01/22	No Opt. Call	A+	60,185
50	5.000%, 9/01/23	9/22 at 100.00	A+	59,703
150	5.000%, 9/01/25	9/22 at 100.00	A+	176,400
2,400	Deltona, Florida, Utility Systems Water and Sewer Revenue Bonds, Series 2003, 5.250%, 10/01/17 – NPFG Insured	10/13 at 100.00	A1	2,478,766
	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
1,165	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+	1,266,798
315	5.000%, 3/01/16 – NPFG Insured	No Opt. Call	A+	351,814
	Florida Citizens Property Insurance Corporation, Personal and Commercial Lines Account Bonds, Senior Secured Series 2012A-1:
50	5.000%, 6/01/18	No Opt. Call	A+	57,444
455	5.000%, 6/01/20	No Opt. Call	A+	529,179
600	Florida Department of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B, 5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–	704,244
	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009:
10	5.500%, 6/01/29 – AGM Insured	6/19 at 100.00	AA–	11,254
10	5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA–	11,113
750	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	A	840,765
250	Orange County School Board, Florida, Certificates of Participation, Series 2005B, 5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	AA	280,163

Nuveen Investments	13

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments
 September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Florida (continued)
$2,000	Orange County, Florida, Tourist Development Tax Revenue Bonds, Series 2005, 5.000%, 10/01/22 – AMBAC Insured	10/15 at 100.00	AA–	$2,225,600
200	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	11/12 at 100.00	Aaa	225,440
500	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA	562,245
9,180	Total Florida			10,098,894
	Georgia – 0.8%
330	Cherokee County Water and Sewerage Authority, Georgia, Revenue Bonds, Series 1995, 5.200%, 8/01/25 (Pre-refunded 8/01/22) – NPFG Insured	8/22 at 100.00	BBB (4)	391,459
600	Private Colleges and Universities Authority, Georgia, Revenue Bonds, Mercer University Project, Refunding Series 2012C, 5.250%, 10/01/23	10/22 at 100.00	Baa2	700,596
930	Total Georgia			1,092,055
	Idaho – 0.1%
100	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.250%, 9/01/37	9/16 at 100.00	BB+	101,285
	Illinois – 13.0%
325	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/13 at 100.00	N/R	325,835
1,500	Cook County Township High School District 208, Illinois, General Obligation Bonds, Series 2006, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	Aa3	1,686,480
2,000	Huntley, Illinois, Special Service Area 9, Special Tax Bonds, Series 2007, 5.100%, 3/01/28 – AGC Insured	3/17 at 100.00	AA–	2,182,760
2,000	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 2000C, 4.450%, 3/01/34 (Mandatory put 3/01/15)	No Opt. Call	A+	2,139,080
85	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	93,133
250	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.250%, 4/01/22	4/17 at 100.00	BBB+	260,888
	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997:
135	5.250%, 8/01/17 – AMBAC Insured	11/12 at 100.00	BBB	135,316
95	5.250%, 8/01/22 – AMBAC Insured	2/13 at 100.00	BBB	95,156
700	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	11/12 at 100.00	BBB–	701,169
125	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.625%, 1/01/28	1/13 at 100.00	BBB+	126,341
100	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/15	No Opt. Call	A	109,014
235	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A	262,608
315	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A	346,428
1,165	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/19	No Opt. Call	A	1,355,070
	Illinois State, General Obligation Bonds, Refunding Series 2012:
390	5.000%, 8/01/20	No Opt. Call	A	454,405
320	5.000%, 8/01/21	No Opt. Call	A	371,498
275	5.000%, 8/01/23	No Opt. Call	A	316,874
110	5.000%, 8/01/24	No Opt. Call	A	124,573
230	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A	255,229
25	Illinois State, General Obligation Bonds, Series 2007A, 5.500%, 6/01/15	No Opt. Call	A	27,932
300	Illinois State, General Obligation Bonds, Series 2012A, 4.000%, 1/01/20	No Opt. Call	A	329,796
275	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.250%, 12/01/19 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA– (4)	277,442
1,355	Kane & DeKalb Counties Community Unit School District 301, Illinois, General Obligation Bonds, Series 2006, 0.000%, 12/01/18 – NPFG Insured	No Opt. Call	Aa3	1,155,002
55	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Series 2002, 5.375%, 6/01/15 (Pre-refunded 6/01/13) – FGIC Insured	6/13 at 100.00	AAA	56,921

14	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Illinois (continued)
$1,000	Peoria Public Building Commission, Illinois, School District Facility Revenue Bonds, Peoria County School District 150 Project, Series 2009A, 0.000%, 12/01/22 – AGC Insured	12/18 at 79.62	AA–	$637,270
	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
500	5.000%, 6/01/19	No Opt. Call	A	580,625
1,000	5.250%, 6/01/21	No Opt. Call	A	1,180,660
700	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	869,316
670	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB	749,295
16,235	Total Illinois			17,206,116
	Indiana – 1.4%
230	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BB+	245,838
1,000	Indiana Health Facility Financing Authority, Revenue Bonds, Community Hospitals of Indiana, Series 2005A, 5.000%, 5/01/35 – AMBAC Insured	5/15 at 100.00	A+	1,073,410
250	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	BBB	297,173
250	Lake County Building Corporation, Indiana, First Mortgage Bonds, Series 2012, 4.750%, 2/01/21	No Opt. Call	N/R	263,068
1,730	Total Indiana			1,879,489
	Iowa – 0.4%
500	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/27	6/20 at 100.00	A2	559,395
	Kansas – 0.3%
95	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	AA–	100,887
370	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	BBB	251,737
465	Total Kansas			352,624
	Kentucky – 1.2%
325	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA–	364,900
365	Kentucky Housing Corporation, Housing Revenue Bonds, Series 2005G, 5.000%, 7/01/30 (Alternative Minimum Tax)	1/15 at 100.60	AAA	369,997
340	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/29	6/21 at 100.00	Aa3	394,516
150	Louisville-Jefferson County Metropolitan Government, Kentucky, Environmental Facilities Revenue, Louisville Gas & Electric Company Project, Series 2007B, 1.600%, 6/01/33 (Mandatory put 6/01/17)	No Opt. Call	A–	152,445
320	Louisville-Jefferson County Metropolitan Government, Kentucky, Pollution Control Revenue Bonds, Louisville Gas and Electric Company Project, Series 2003A, 1.650%, 10/01/33 (Mandatory put 4/03/17)	No Opt. Call	A+	327,958
1,500	Total Kentucky			1,609,816
	Louisiana – 1.6%
1,010	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	BBB	1,065,146
55	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1	57,605
385	Saint Charles Parish, Louisiana, Gulf Opportunity Zone Revenue Bonds, Valero Project, Series 2010, 4.000%, 12/01/40 (Mandatory put 6/01/22)	No Opt. Call	BBB	419,473
	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B:
330	5.500%, 5/15/30	11/12 at 100.00	A1	336,590
245	5.875%, 5/15/39	11/12 at 100.00	A–	249,876
2,025	Total Louisiana			2,128,690

Nuveen Investments	15

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments
 September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Maryland – 0.8%
$1,100	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	11/12 at 100.00	N/R	$1,106,160
	Massachusetts – 1.0%
500	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007, 5.000%, 10/01/19	10/17 at 100.00	N/R	514,710
250	Massachusetts Development Finance Authority, Revenue Bonds, 100 Cambridge Street Redevelopment, M/SRBC Project, Series 2002A, 5.125%, 2/01/34 – NPFG Insured	11/12 at 100.00	BBB	250,255
	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
100	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	11/12 at 100.00	N/R	100,012
470	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/13 at 100.00	N/R	459,195
1,320	Total Massachusetts			1,324,172
	Michigan – 1.8%
400	Detroit, Michigan, Downtown Development Authority, Tax Increment Refunding Bonds, Development Area 1 Projects, Series 1996B, 0.000%, 7/01/23	No Opt. Call	A–	225,596
280	Michigan Finance Authority, Revenue Bonds, Detroit City School District, Series 2012, 5.000%, 6/01/18	No Opt. Call	A+	316,338
200	Michigan Finance Authority, Unemployment Obligation Assessment Revenue Bonds, Series 2012B, 5.000%, 7/01/22	7/16 at 100.00	AAA	230,290
1,000	Michigan Hospital Finance Authority, Refunding and Project Revenue Bonds, Ascension Health Senior Credit Group, Series 2010F-5, 1.500%, 11/15/47 (Mandatory put 3/15/17)	No Opt. Call	AA+	1,016,540
500	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	577,845
2,380	Total Michigan			2,366,609
	Minnesota – 1.3%
250	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA–	275,200
	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B:
135	5.000%, 3/01/20	No Opt. Call	A	158,058
180	5.000%, 3/01/21	No Opt. Call	A	211,615
145	5.000%, 3/01/22	No Opt. Call	A	170,632
385	5.250%, 3/01/23	3/22 at 100.00	A–	452,779
400	5.250%, 3/01/24	3/22 at 100.00	A–	466,256
1,495	Total Minnesota			1,734,540
	Mississippi – 0.5%
	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1:
100	5.000%, 9/01/16	9/14 at 100.00	AA	107,503
300	5.000%, 9/01/24	9/14 at 100.00	AA	320,604
250	Warren County, Mississippi, Gulf Opportunity Zone Revenue Bonds, International Paper Company, Series 2006A, 4.800%, 8/01/30	11/12 at 100.00	BBB	250,203
650	Total Mississippi			678,310
	Missouri – 1.2%
285	St. Louis County, Missouri, GNMA Collateralized Mortgage Revenue Bonds, Series 1989A, 8.125%, 8/01/20 (Pre-refunded 7/01/20) (Alternative Minimum Tax)	7/20 at 100.00	AA+ (4)	351,388
1,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	1,190,920
1,285	Total Missouri			1,542,308
	Montana – 0.1%
90	University of Montana, Revenue Bonds, Series 1996D, 5.375%, 5/15/19 – NPFG Insured (ETM)	11/12 at 100.00	BBB (4)	107,207

16	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Nebraska – 0.9%
$1,000	Dodge County School District 1, Nebraska, Fremont Public Schools, General Obligation Bonds, Series 2004, 5.000%, 12/15/19 – AGM Insured	12/14 at 100.00	Aa3	$1,091,230
100	Douglas County School District 10 Elkhorn, Nebraska, General Obligation Bonds, Public Schools Series 2012, 4.000%, 6/15/23	6/22 at 100.00	AA–	114,749
1,100	Total Nebraska			1,205,979
	Nevada – 1.8%
1,000	Clark County, Nevada, Airport Revenue Bonds, Subordinate Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	A+	1,152,400
250	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	BBB–	286,168
775	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/23	7/21 at 100.00	AA	928,543
2,025	Total Nevada			2,367,111
	New Hampshire – 0.5%
600	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25	7/15 at 100.00	BBB–	617,472
	New Jersey – 3.7%
305	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB	308,605
150	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.375%, 6/15/14	No Opt. Call	Aaa	163,082
	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
15	5.375%, 6/15/15 – RAAI Insured (ETM)	No Opt. Call	Aaa	17,037
110	5.500%, 6/15/16 – RAAI Insured (ETM)	No Opt. Call	Aaa	130,602
	New Jersey Economic Development Authority, Cigarette Tax Revenue Refunding Bonds, Series 2012:
60	4.000%, 6/15/19	No Opt. Call	BBB+	65,432
200	5.000%, 6/15/21	No Opt. Call	BBB+	231,060
350	5.000%, 6/15/23	6/22 at 100.00	BBB+	401,975
210	5.000%, 6/15/24	6/22 at 100.00	BBB+	238,220
85	4.250%, 6/15/27	6/22 at 100.00	BBB+	87,639
25	New Jersey Health Care Facilities Financing Authority, State Contract Bonds, Hospital Asset Transformatiom Program, Series 2008A, 5.250%, 10/01/38	10/18 at 100.00	A+	27,374
1,730	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Capital Appreciation Series 2010A, 0.000%, 12/15/33	No Opt. Call	A+	676,551
1,515	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+	1,879,645
260	New Jersey Turnpike Authority, Revenue Bonds, Series 2012B, 5.000%, 1/01/19	No Opt. Call	A+	315,806
425	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	B1	410,287
5,440	Total New Jersey			4,953,315
	New York – 8.0%
220	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–	258,075
1,000	Dormitory Authority of the State of New York, Revenue Bonds, Brooklyn Law School, Series 2003A, 5.500%, 7/01/15 (Pre-refunded 7/01/13) – RAAI Insured	7/13 at 100.00	BBB+ (4)	1,039,160
770	Dormitory Authority of the State of New York, Third General Resolution Revenue Bonds, State University Educational Facilities Issue, Series 2012A, 5.000%, 5/15/25	5/22 at 100.00	AA–	945,668
400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	2/21 at 100.00	A	473,120
230	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Refunding Series 2012F, 5.000%, 11/15/19	No Opt. Call	A	280,469
100	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R	101,025

Nuveen Investments	17

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments
 September 30, 2012 (Unaudited)
Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	New York (continued)
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
$250	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–	$258,328
200	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–	206,662
640	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–	661,318
	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
500	5.500%, 6/01/21	6/13 at 100.00	AA–	517,495
350	5.500%, 6/01/22	6/13 at 100.00	AA–	362,247
4,300	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	BBB	4,325,712
	Tobacco Settlement Financing Corporation, New York, Asset-Backed Revenue Bonds, State Contingency Contract Secured, Series 2011B:
360	5.000%, 6/01/17	No Opt. Call	AA–	426,784
565	5.000%, 6/01/18	No Opt. Call	AA–	683,300
9,885	Total New York			10,539,363
	North Carolina – 1.5%
1,880	Union County, North Carolina, Certificates of Participation, Series 2003, 5.000%, 6/01/18 (Pre-refunded 6/01/13) – AMBAC Insured	6/13 at 101.00	Aa2 (4)	1,959,411
	Ohio – 1.8%
45	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/17	No Opt. Call	Baa1	48,917
1,200	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	B	1,014,744
	New Albany Community Authority, Ohio, Community Facilities Revenue Refunding Bonds, Series 2012C:
25	4.000%, 10/01/18	No Opt. Call	A1	28,108
30	4.000%, 10/01/19	No Opt. Call	A1	33,926
40	4.000%, 10/01/20	No Opt. Call	A1	45,188
45	5.000%, 10/01/21	No Opt. Call	A1	54,177
35	5.000%, 10/01/22	No Opt. Call	A1	42,206
1,000	Toledo-Lucas County Port Authority, Ohio, Port Revenue Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15	No Opt. Call	A	1,074,750
2,420	Total Ohio			2,342,016
	Oklahoma – 0.8%
1,000	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	AA	1,099,480
	Pennsylvania – 6.8%
935	Beaver County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, FirstEnergy Nuclear Generation Project, Series 2006B, 2.500%, 12/01/41 (Mandatory put 6/01/17)	No Opt. Call	Baa3	940,498
100	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A, 5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+	107,813
200	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	210,988
495	Pennsylvania Higher Educational Facilities Authority, College Revenue Bonds, Ninth Series 1976, 7.625%, 7/01/15 (ETM)	7/13 at 100.00	Aaa	550,593
225	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of the Arts, Series 1999, 5.150%, 3/15/20 – RAAI Insured (ETM)	11/12 at 100.00	N/R (4)	263,230
580	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A-2, 0.000%, 12/01/34	12/20 at 100.00	AA	561,434
4,120	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Eighteenth Series 2004, 5.000%, 8/01/15 – AMBAC Insured	8/14 at 100.00	BBB+	4,371,977
1,235	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB (4)	1,535,401

18	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Pennsylvania (continued)
$95	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A+	$110,366
330	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 5.750%, 8/01/21	No Opt. Call	BBB+	385,371
8,315	Total Pennsylvania			9,037,671
	Puerto Rico – 0.8%
1,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	1,036,420
	Rhode Island – 1.0%
	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
430	6.125%, 6/01/32	11/12 at 100.00	BBB+	434,261
865	6.250%, 6/01/42	11/12 at 100.00	BBB–	877,897
1,295	Total Rhode Island			1,312,158
	South Carolina – 5.2%
750	Berkeley County School District, South Carolina, Installment Purchase Revenue Bonds, Securing Assets for Education, Series 2003, 5.250%, 12/01/19	12/13 at 100.00	A1	791,213
255	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2006, 5.000%, 12/01/24	No Opt. Call	AA	295,300
1,540	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured (ETM)	No Opt. Call	Baa1 (4)	2,034,694
2,835	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	Baa1	3,684,392
5	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.625%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3 (4)	5,036
20	South Carolina JOBS Economic Development Authority, Economic Development Revenue Bonds, Bon Secours Health System Inc., Series 2002B, 5.625%, 11/15/30	11/12 at 100.00	A	20,116
5,405	Total South Carolina			6,830,751
	South Dakota – 0.8%
1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/27	5/17 at 100.00	A+	1,077,910
	Tennessee – 0.3%
400	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/13	No Opt. Call	A	415,184
	Texas – 9.4%
1,055	Austin, Texas, General Obligation Bonds, Series 2004, 5.000%, 9/01/20 (Pre-refunded 9/01/14) – NPFG Insured	9/14 at 100.00	AAA	1,150,425
565	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	598,601
25	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	9,794
2,000	Brazos River Authority, Texas, Collateralized Revenue Refunding Bonds, CenterPoint Energy Inc., Series 2004B, 4.250%, 12/01/17 – FGIC Insured	6/14 at 100.00	A	2,074,620
15	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	13,081
500	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–	586,100
1,875	Denton Independent School District, Denton County, Texas, General Obligation Bonds, Series 2006, 5.000%, 8/15/20	8/16 at 100.00	AAA	2,172,788

Nuveen Investments	19

Nuveen Select Maturities Municipal Fund (continued)
NIM	Portfolio of Investments
September 30, 2012 (Unaudited)

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Texas (continued)
$1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B, 5.250%, 9/01/25	9/16 at 100.00	A2	$1,125,870
500	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B, 0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2	317,105
300	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.125%, 8/15/26	2/16 at 100.00	BBB–	309,075
200	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–	216,340
	North Central Texas Health Facilities Development Corporation, Texas, Revenue Bonds, Children’s Medical Center Dallas Project, Series 2012:
370	5.000%, 8/15/24	8/22 at 100.00	AA	444,603
380	5.000%, 8/15/25	8/22 at 100.00	AA	452,618
325	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/38	1/18 at 100.00	A3	359,083
750	North Texas Tollway Authority, Special Projects System Revenue Bonds, Current Interest Series 2011D, 5.000%, 9/01/24	9/21 at 100.00	AA	914,700
	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A:
100	0.000%, 9/01/43	9/31 at 100.00	AA	76,611
490	0.000%, 9/01/45	9/31 at 100.00	AA	409,106
1,195	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006B, 0.810%, 12/15/17	11/12 at 100.00	A–	1,161,815
11,645	Total Texas			12,392,335
	Virgin Islands – 0.4%
525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB+	567,961
	Virginia – 0.6%
250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/13 at 100.00	N/R	250,500
500	Virginia Small Business Financing Authority, Senior Lien Revenue Bonds, Elizabeth River Crossing, Opco LLC Project, Series 2012, 5.500%, 1/01/42 (Alternative Minimum Tax)	7/22 at 100.00	BBB–	551,990
750	Total Virginia			802,490
	Washington – 1.6%
1,050	Washington Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	1,162,686
330	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	408,910
565	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	585,769
1,945	Total Washington			2,157,365
	Wisconsin – 1.4%
285	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B, 5.000%, 7/15/20	No Opt. Call	A	333,225
675	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2012A, 5.000%, 7/15/25	7/21 at 100.00	A	777,209

20	Nuveen Investments

Principal		Optional Call
Amount (000)	Description (1)	Provisions (2)	Ratings (3)	Value
	Wisconsin (continued)
	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
$500	5.250%, 8/15/18	8/16 at 100.00	A–	$552,195
180	5.250%, 8/15/34	8/16 at 100.00	A–	188,764
1,640	Total Wisconsin			1,851,393
$124,670	Total Long-Term Investments (cost $120,201,911) – 97.6%			129,305,300
	Short-Term Investments – 1.2%
	Missouri – 1.2%
$1,530	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017 0.730%, 7/01/22 (5)	No Opt. Call	A-2	1,530,000
	Total Short-Term Investments (cost $1,530,000)			1,530,000
	Total Investments (cost $121,731,911) – 98.8%			130,835,300
	Other Assets Less Liabilities – 1.2%			1,592,443
	Net Assets – 100%			$132,427,743

(1)	All percentages shown in the Portfolio of Investment are based on net assets
(2)
Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)
Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)
Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)
Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. The rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.
(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	21

Statement of
Assets & Liabilities
September 30, 2012 (Unaudited)

Assets
Investments, at value (cost $121,731,911)	$130,835,300
Cash	386,434
Receivables:
Interest	1,627,699
Investments sold	135,813
Other assets	3,088
Total assets	132,988,334
Liabilities
Payables:
Dividends	377,011
Investments purchased	65,766
Accrued expenses:
Management fees	50,779
Trustees fees	776
Other	66,259
Total liabilities	560,591
Net assets	$132,427,743
Shares outstanding	12,435,673
Net asset value per share outstanding	$10.65
Net assets consist of:
Shares, $.01 par value per share	$124,357
Paid-in surplus	123,749,901
Undistributed (Over-distribution of) net investment income	221,623
Accumulated net realized gain (loss)	(771,527)
Net unrealized appreciation (depreciation)	9,103,389
Net assets	$132,427,743
Authorized shares	Unlimited

See accompanying notes to financial statements.

22	Nuveen Investments

Statement of
Operations
Six Months Ended September 30, 2012 (Unaudited)

Investment Income	$2,747,244
Expenses
Management fees	309,816
Shareholder servicing agent fees and expenses	3,045
Custodian’s fees and expenses	16,196
Trustees fees and expenses	1,724
Professional fees	8,923
Shareholder reporting expenses	15,055
Stock exchange listing fees	4,235
Investor relations expense	8,457
Other expenses	5,192
Total expenses before custodian fee credit	372,643
Custodian fee credit	(665)
Net expenses	371,978
Net investment income (loss)	2,375,266
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	58,946
Change in net unrealized appreciation (depreciation) of investments	2,442,389
Net realized and unrealized gain (loss)	2,501,335
Net increase (decrease) in net assets from operations	$4,876,601

See accompanying notes to financial statements.

Nuveen Investments	23

Statement of
Changes in Net Assets (Unaudited)

	Six Months	Year
	Ended	Ended
	9/30/12	3/31/12
Operations
Net investment income (loss)	$2,375,266	$5,017,204
Net realized gain (loss) from investments	58,946	(395,603)
Change in net unrealized appreciation (depreciation) of investments	2,442,389	5,682,964
Net increase (decrease) in net assets from operations	4,876,601	10,304,565
Distributions to Shareholders
From net investment income	(2,350,000)	(5,064,360)
Decrease in net assets from distributions to shareholders	(2,350,000)	(5,064,360)
Capital Share Transactions
Net proceeds from shares issued to shareholders due to reinvestment of distributions	32,811	78,825
Net increase (decrease) in net assets from capital share transactions	32,811	78,825
Net increase (decrease) in net assets	2,559,412	5,319,030
Net assets at the beginning of period	129,868,331	124,549,301
Net assets at the end of period	$132,427,743	$129,868,331
Undistributed (Over-distribution of) net investment income at the end of period	$221,623	$196,357

See accompanying notes to financial statements.

24	Nuveen Investments

THIS PAGE INTENTIONALLY LEFT BLANK

Nuveen Investments	25

Financial
Highlights (Unaudited)

Selected data for a Common share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning Net Asset Value	Net Investment Income (Loss)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains	Total	Ending Net Asset Value	Ending Market Value
Year Ended 3/31:
2013 (c)	$10.45	$.19	$.20	$.39	$(.19)	$—	$(.19)	$10.65	$11.21
2012	10.02	.40	.44	.84	(.41)	—	(.41)	10.45	10.23
2011	10.22	.43	(.21)	.22	(.42)	—	(.42)	10.02	9.81
2010	9.68	.44	.52	.96	(.42)	—	(.42)	10.22	10.42
2009	10.07	.43	(.38)	.05	(.44)	—	(.44)	9.68	9.98
2008	10.19	.44	(.12)	.32	(.44)	—	(.44)	10.07	9.80

26	Nuveen Investments

			Ratios/Supplemental Data
Total Returns				Ratios to Average Net Assets(b)
Based on Market Value (a)	Based on Net Asset Value	(a)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss	)	Portfolio Turnover Rate

11.53%	3.75%			$132,428.57	%*	3.61	%*	9%
8.49	8.49			129,868.62		3.92		17
(1.89)	2.15			124,549.59		4.22		8
8.83	10.06			126,832.59		4.38		5
6.53	.52			120,012.61		4.43		8
3.18	3.18			124,831.59		4.37		11

(a)
Total Return Based on Market Value is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Net Asset Value is the combination of changes in net asset value, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending net asset value. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its net asset value), and therefore may be different from the price used in the calculation. Total returns are not annualized.

(b)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(c)	For the six months ended September 30, 2012.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	27

Notes to
Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information
The fund covered in this report and its corresponding New York Stock Exchange (“NYSE”) symbol is Nuveen Select Maturities Municipal Fund (NIM) (the “Fund”). The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, registered investment company.

The Fund seeks to provide current income exempt from regular federal income tax, consistent with the preservation of capital by investing in an investment-grade quality portfolio of municipal obligations with intermediate characteristics. In managing its portfolio, the Fund has purchased municipal obligations having remaining effective maturities of no more than fifteen years with respect to 80% of its total assets that, in the opinion of Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), represent the best value in terms of the balance between yield and capital preservation currently available from the intermediate sector of the municipal market. The Sub-Adviser will actively monitor the effective maturities of the Fund’s investments in response to prevailing market conditions, and will adjust its portfolio consistent with its investment policy of maintaining an average effective remaining maturity of twelve years or less.

Significant Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation
Prices of municipal bonds are provided by a pricing service approved by the Fund’s Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Fund’s Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Fund’s Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Fund as of the end of the reporting period.

28	Nuveen Investments

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to earmark securities in the Fund’s portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At September 30, 2012, the Fund had no such outstanding purchase commitments.

Investment Income
Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees
Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, the Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Fund. Net realized capital gains and ordinary income distributions paid by the Fund are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders
Dividends from net investment income are declared monthly. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Derivative Financial Instruments
The Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Fund is authorized to invest in such derivative instruments, and may do so in the future, it did not make any such investments during the six months ended September 30, 2012.

Zero Coupon Securities
The Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Custodian Fee Credit
The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on the Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which the Fund overdraws its account at the custodian bank.

Indemnifications
Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties.

Nuveen Investments	29

Notes to
Financial Statements (Unaudited) (continued)

The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements
Fair value is defined as the price that the Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Municipal Bonds	$—	$129,305,300	$—	$129,305,300
Short-Term Investments:
Municipal Bonds	—	1,530,000	—	1,530,000
Total	$—	$130,835,300	$—	$130,835,300

* Refer to the Fund’s Portfolio of Investments for state classifications.

The Nuveen funds’ Board of Directors/Trustees is responsible for the valuation process and has delegated the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board of Directors/Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the funds’ pricing policies, and reporting to the Board of Directors/Trustees. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the funds, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors/Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board of Directors/Trustees.

30	Nuveen Investments

3. Derivative Instruments and Hedging Activities
The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Fund did not invest in derivative instruments during the six months ended September 30, 2012.

4. Fund Shares
Since the inception of the Fund’s repurchase program, the Fund has not repurchased any of its outstanding shares.

Transactions in Fund shares were as follows:

	Six Months	Year
	Ended	Ended
	9/30/12	3/31/12
Shares issued to shareholders due to reinvestment of distributions	3,099	7,598

5. Investment Transactions
Purchases and sales (including maturities but excluding short-term investments) during the six months ended September 30, 2012, aggregated $13,899,566 and $10,972,558, respectively.

6. Income Tax Information
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset value of the Fund.

At September 30, 2012, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

Cost of investments	$121,578,983
Gross unrealized:
Appreciation	$9,384,424
Depreciation	(128,107)
Net unrealized appreciation (depreciation) of investments	$9,256,317

Permanent differences, primarily due to federal taxes paid, taxable market discount and expiration of capital loss carryforwards, resulted in reclassifications among the Fund’s components of net assets at March 31, 2012, the Fund’s last tax year end, as follows:

Paid-in-surplus	$(8,518,117)
Undistributed (Over-distribution of) net investment income	(15,196)
Accumulated net realized gain (loss)	8,533,313

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at March 31, 2012, the Fund’s last tax year end, were as follows:

Undistributed net tax-exempt income *	$399,525
Undistributed net ordinary income **	35,040
Undistributed net long-term capital gains	—

*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on March 1, 2012, paid on April 1, 2012.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

Nuveen Investments	31

Notes to
Financial Statements (Unaudited) (continued)

The tax character of distributions paid during the Fund’s last tax year ended March 31, 2012, was designated for purposes of the dividends paid deduction as follows:

Distributions from net tax-exempt income	$5,107,608
Distributions from net ordinary income **	—
Distributions from net long-term capital gains	—

**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At March 31, 2012, the Fund’s last tax year end, the Fund had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

Expiration:
March 31, 2013	$4,977
March 31, 2014	14,448
March 31, 2015	11,084
March 31, 2016	44,763
March 31, 2017	148,403
Total	$223,675

During the Fund’s last tax year ended March 31, 2012, the Fund utilized $216,319 of its capital loss carryforwards. At March 31, 2012, the Fund’s last tax year end, $8,521,480 of the Fund’s capital loss carryforwards expired.

Under the Regulated Investment Company Modernization Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. During the Fund’s last tax year ended March 31, 2012, there were no post-enactment capital losses generated.

The Fund has elected to defer losses incurred from November 1, 2011 through March 31, 2012, the Fund’s last tax year end, in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the current fiscal year. The Fund has elected to defer losses as follows:

Post-October capital losses	$601,582
Late-year ordinary losses	—

7. Management Fees and Other Transactions with Affiliates
The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets*	Fund-Level Fee Rate
For the first $125 million	.3000%
For the next $125 million	.2875
For the next $250 million	.2750
For the next $500 million	.2625
For the next $1 billion	.2500
For net assets over $2 billion	.2375

32	Nuveen Investments

The annual complex-level fee, payable monthly, is calculated according to the following schedule:

Complex-Level Managed Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*
For the fund-level and complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of September 30, 2012, the complex-level fee rate for the Fund was .1695%.

The management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Adviser is responsible for the Fund’s overall strategy and asset allocation decisions. The Adviser has entered into a sub-advisory agreement with the Sub-Adviser under which the Sub-Adviser manages the investment portfolio of the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

8. New Accounting Pronouncements

Financial Accounting Standards Board (“FASB”) Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities
In December 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-11 (“ASU No. 2011-11”) to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting (“netting”) on the Statement of Assets and Liabilities. This information will enable users of the entity’s financial statements to evaluate the effect or potential effect of netting arrangements on the entity’s financial position. ASU No. 2011-11 is effective prospectively during interim or annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have to the financial statements amounts and footnote disclosures, if any.

Nuveen Investments	33

Annual Investment Management
Agreement Approval Process (Unaudited)

The Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Board Members who are not parties to the Fund’s advisory or sub-advisory agreement or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreement and the Sub-Advisory Agreement are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is required to consider the continuation of the Advisory Agreements on an annual basis. Accordingly, at an in-person meeting held on May 21-23, 2012 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Fund for an additional one-year period.

In preparation for its considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Fund, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Fund, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of its annual review, the Board also held a separate meeting on April 18-19, 2012, to review the Fund’s investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the Fund, and significant changes to the foregoing. As a result of its review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the annual review of the Advisory Agreements supplement the information and analysis provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through

34	Nuveen Investments

its committees, regularly reviews the performance and various services provided by the Advisor and the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and reports on compliance, regulatory matters and risk management. The Board also meets with key investment personnel managing the Fund’s portfolio during the year. In October 2011, the Board also created two new standing committees (the Open-end Fund Committee and the Closed-end Fund Committee) to assist the full Board in monitoring and gaining a deeper insight into the distinctive issues and business practices of open-end and closed-end funds.

In addition, the Board continues its program of seeking to have the Board Members or a subset thereof visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Board visited with the Sub-Advisor’s municipal team in Minneapolis in September 2011, and with the Sub-Advisor’s municipal team in Chicago in November 2011. Further, an ad hoc committee of the Board visited the then-current transfer agents of the Nuveen funds in 2011 and the audit committee of the Board visited the various pricing agents for the Nuveen funds in January 2012. The Board considers factors and information that are relevant to its annual consideration of the renewal of the Advisory Agreements at the meetings held throughout the year. Accordingly, the Board considers the information provided and knowledge gained at these meetings when performing its annual review of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

The Board considered all factors it believed relevant with respect to the Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Fund and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

Nuveen Investments	35

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

A. Nature, Extent and Quality of Services
In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members further considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to questions and concerns raised by them. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Fund; the performance record of the Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Fund and the Sub-Advisor generally provides the portfolio investment management services to the Fund. In reviewing the portfolio management services provided to the Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an inappropriate incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Fund’s compliance policies and procedures; the resources dedicated to compliance; and the record of compliance with the policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Fund, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services and communications, administration of Board relations, regulatory and portfolio compliance, legal support, managing leverage and promoting an orderly secondary market for common shares. The Board further recognized Nuveen’s additional investments in personnel, including in compliance and risk management.

In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the closed-end fund product line. These initiatives included completion of the refinancing of auction

36	Nuveen Investments

rate preferred securities; efforts to eliminate product overlap with fund mergers; elimination of the insurance mandate on several funds; ongoing services to manage leverage that has become increasingly complex; continued secondary market offerings, share repurchases and other support initiatives for certain funds; and continued communications efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted Nuveen’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. Nuveen’s support services included, among other things: continuing communications concerning the refinancing efforts related to auction rate preferred securities; supporting and promoting munifund term preferred shares (MTP) including by launching a microsite dedicated to MTP shares; sponsoring and participating in conferences; communicating with closed-end fund analysts covering the Nuveen funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing a closed-end fund website.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Fund under each Advisory Agreement were satisfactory.

B. The Investment Performance of the Fund and Fund Advisers
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund over various time periods. The Board reviewed, among other things, the Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data compiled by Nuveen that was provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks (i.e., benchmarks derived from multiple recognized benchmarks).

The Board reviewed reports, including a comprehensive analysis of the Fund’s performance and the applicable investment team. In this regard, the Board reviewed the Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012. In addition, the Board reviewed the Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2011, as well as performance information reflecting the first quarter of 2012.

The Independent Board Members also reviewed historic premium and discount levels, including a summary of actions taken to address or discuss other developments affecting the secondary market discounts of various funds. This information supplemented the fund performance information provided to the Board at each of its quarterly meetings.

Nuveen Investments	37

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. In this regard, the Independent Board Members noted that the Performance Peer Group of the Fund was classified as having significant differences from the Fund based on various considerations such as special fund objectives, potential investable universe and the composition of the peer set (e.g., the number and size of competing funds and number of competing managers). The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered in a fund) and the performance of the fund (or respective class) during that shareholder’s investment period. In addition, although the performance below reflects the performance results for the time periods ending as of the most recent calendar year end (unless otherwise indicated), the Board also recognized that selecting a different ending time period may derive different results. Furthermore, while the Board is cognizant of the relevant performance of a fund’s peer set and/or benchmark(s), the Board evaluated fund performance in light of the respective fund’s investment objectives, investment parameters and guidelines and recognized that the objectives, investment parameters and guidelines of peers and/or benchmarks may differ to some extent, thereby resulting in differences in performance results. Nevertheless, with respect to any Nuveen funds that the Board considers to have underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

As noted above, the Fund had significant differences from its Performance Peer Group. Therefore, the Independent Board Members considered the Fund’s performance compared to its benchmark. In this regard, the Independent Board Members noted that the Fund underperformed its benchmark in the one- and three-year periods, but outperformed its benchmark in the first quarter of 2012.

Based on their review, the Independent Board Members determined that the Fund’s investment performance had been satisfactory.

C.	Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of the Fund reviewing, among other things, the Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds provided by an independent fund data provider (the “Peer Universe”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe. In reviewing the comparisons of fee

38	Nuveen Investments

and expense information, the Independent Board Members took into account that in certain instances various factors such as: the limited size and particular composition of the Peer Universe (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe from year to year; levels of reimbursement or fee waivers; the timing of information used; and the differences in the type and use of leverage may impact the comparative data, thereby limiting somewhat the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for the Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen (applicable, in particular, for certain closed-end funds launched since 1999). In reviewing fees and expenses (excluding leverage costs and leveraged assets), the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Universe. In reviewing the reports, the Board noted that the overwhelming majority of the Nuveen funds were at, close to or below their peer set average based on the net total expense ratio.

The Independent Board Members noted that the Fund had a higher net management fee than its peer average and a slightly higher net expense ratio compared to its peer average (although the Board recognized the limitations of the peer set with respect to the Fund).

Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to it.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and range of fees offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Fund and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Fund. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Fund (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the various products, particularly the extensive services provided to the Fund, the Independent Board Members believe such facts justify the different levels of fees.

Nuveen Investments	39

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds, funds of other sponsors (if any), and other clients (such as retail and/or institutional managed accounts).

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two calendar years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2011. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with comparable assets under management (based on asset size and asset composition).

In reviewing profitability, the Independent Board Members recognized the Advisor’s continued investment in its business to enhance its services, including capital improvements to investment technology, updated compliance systems, and additional personnel in compliance, risk management, and product development as well as its ability to allocate resources to various areas of the Advisor as the need arises. In addition, in evaluating profitability, the Independent Board Members also recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

With respect to sub-advisers affiliated with Nuveen, including the Sub-Advisor, the Independent Board Members reviewed the sub-adviser’s revenues, expenses and

40	Nuveen Investments

profitability margins (pre- and post-tax) for its advisory activities and the methodology used for allocating expenses among the internal sub-advisers. Based on their review, the Independent Board Members were satisfied that the Sub-Advisor’s level of profitability was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Fund as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Fund, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund. Based on their review of the overall fee arrangements of the Fund, the Independent Board Members determined that the advisory fees and expenses of the Fund were reasonable.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase. Further, the Independent Board Members noted that although closed-end funds may from time-to-time make additional share offerings, the growth of their assets will occur primarily through the appreciation of such funds’ investment portfolio.

In addition to fund-level advisory fee breakpoints, the Board also considered the Fund’s complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In addition, with the acquisition of the funds previously advised by FAF Advisors, Inc., the Board noted that a portion of such funds’ assets at the time of acquisition were deemed eligible to be included in the complex-wide fee calculation in order to deliver fee savings to shareholders in the combined complex and such funds were subject to differing complex-level fee rates.

Nuveen Investments	41

Annual Investment Management Agreement
Approval Process (Unaudited) (continued)

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits
In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Fund. In this regard, the Independent Board Members considered any revenues received by affiliates of the Advisor for serving as co-manager in initial public offerings of new closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by the Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided and may benefit from such soft dollar arrangements. Similarly, the Board recognized that the research received pursuant to soft dollar arrangements by a Fund Adviser may also benefit the Fund and shareholders to the extent the research enhances the ability of the Fund Adviser to manage the Fund. The Independent Board Members noted that the Fund Advisers’ profitability may be somewhat lower if they did not receive the research services pursuant to the soft dollar arrangements and had to acquire such services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F. Other Considerations
The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.

42	Nuveen Investments

Reinvest Automatically,
Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each month you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may

Nuveen Investments	43

Reinvest Automatically,
Easily and Conveniently (continued)

exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

44	Nuveen Investments

Glossary of Terms
Used in this Report

■
Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

■
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

■
Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

■
Duration: A measure of the price sensitivity of a fixed income security or portfolio to changes in interest rates. Duration is stated in years. For example, if a bond has a duration of four years, the price of the bond is expected to change by approximately 4% for every one percentage point change in interest rates. The shorter the duration, the less price variability expected in the security’s price due to changes in interest rates.

■	Market Yield (also known as Dividend Yield or Current Yield): An investment’s current annualized dividend divided by its current market price.

■	Net Asset Value (NAV): The net market value of all securities held in a portfolio.

■
Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Fund’s liabilities, and dividing by the number of shares outstanding.

■
Pre-Refunding: Pre-Refunding, also known as advanced refundings or refinancings, is a procedure used by state and local governments to refinance municipal bonds to lower interest expenses. The issuer sells new bonds with a lower yield and uses the proceeds to buy U.S. Treasury securities, the interest from which is used to make payments on the higher-yielding bonds. Because of this collateral, pre-refunding generally raises a bond’s credit rating and thus its value.

Nuveen Investments	45

Glossary of Terms
Used in this Report (continued)

■
S&P Intermediate Municipal Bond Index: An unleveraged, market value-weighted index containing all of the bonds in the S&P Municipal Bond Index with maturity dates between 3 and 14.999 years. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■
S&P Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

■	Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis, the yield of a municipal bond investment.

■
Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

46	Nuveen Investments

Additional Fund Information

Board of Trustees
John P. Amboian
Robert P. Bremner
Jack B. Evans
William C. Hunter
David J. Kundert
William J. Schneider
Judith M. Stockdale
Carole E. Stone
Virginia L. Stringer
Terence J. Toth

Fund Manager
Nuveen Fund Advisors, Inc.
333 West Wacker Drive
Chicago, IL 60606

Custodian
State Street Bank
& Trust Company
Boston, MA

Transfer Agent and
Shareholder Services
State Street Bank
& Trust Company
Nuveen Funds
P.O. Box 43071
Providence, RI 02940-3071
(800) 257-8787

Legal Counsel
Chapman and Cutler LLP
Chicago, IL

Independent Registered
Public Accounting Firm
Ernst & Young LLP
Chicago, IL

Quarterly Portfolio of Investments and Proxy Voting Information

You may obtain (i) the Fund’s quarterly portfolio of investments, (ii) information regarding how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public References Section at 100 F Street NE, Washington, D.C. 20549.

CEO Certification Disclosure

The Fund’s Chief Executive Officer has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Fund has filed with the SEC the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Share Information

The Fund intends to repurchase shares of its own common stock in the future at such times and in such amounts as is deemed advisable. During the period covered by this report, the Fund did not repurchase any of its common shares.

Any future repurchases will be reported to shareholders in the next annual or semi-annual report.

Nuveen Investments	47

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.
Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates—Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management and Gresham Investment Management. In total, Nuveen Investments managed $220 billion as of September 30, 2012.

Find out how we can help you.
To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Distributed by
Nuveen Securities, LLC
333 West Wacker Drive
Chicago, IL 60606
www.nuveen.com

ESA-A-0912D

ITEM 2. CODE OF ETHICS.

Not applicable to this filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this filing.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)
The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act")(17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)
Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)
A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See Ex-99.CERT attached hereto.

(a)(3)
Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the  report by or on behalf of the registrant to 10 or more persons: Not applicable.

(b)
If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Select Maturities Municipal Fund

By (Signature and Title) /s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: December 6, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: December 6, 2012

By (Signature and Title) /s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
 (principal financial officer)

Date: December 6, 2012